Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Future Minimum Lease Payments Under Noncancelable Operating Leases

The future minimum lease payments under noncancelable operating leases with remaining terms greater than one year for the next five years and thereafter and in the aggregate as of December 31, 2012, are as follows:

(in thousands)
2013	$76,479
2014	53,859
2015	27,419
2016	7,529
2017	4,543
Thereafter	12,639

Total future minimum lease payments	$182,468